EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT
Set forth below are the names of subsidiaries, divisions and related organizations of ITT Corporation, the respective jurisdiction in which each was organized (in the case of subsidiaries), and the name under which each does business (if other than the name of the entity itself).

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
Defense Electronics & Services
Advanced Engineering & Sciences Division	N/A
Felec Services, Inc.	Delaware
Astro-Optics Labs	California
CAS Inc.	Alabama
Darlington, Inc.	Delaware
EDO Artisan, Inc.	New Jersey
EDO Automotive Natural Gas, Inc.	Delaware
EDO Communications and Countermeasures Systems, Inc.	California
EDO Corporation	New York
EDO Energy Corp.	Delaware
EDO MBM Technology, LLC	United Kingdom
EDO MTech Inc.	Pennsylvania
EDO Professional Services, Inc.	Virginia
EDO Reconnaissance and Surveillance Systems, Inc.	Delaware
EDO Rugged Systems Limited	United Kingdom
EDO (UK) Limited	United Kingdom
EDO Western Corporation	Utah
EVI Technology, LLC	Delaware
Fiber Innovations, Inc.	Massachusetts
Gilcron Corporation	Delaware
Impact Science & Technology, Inc.	New Hampshire
ITT Advanced Engineering & Sciences International, Inc.	Delaware
ITT Advanced Imaging Systems, Inc.	Delaware
ITT Antarctic Services, Inc.	Delaware
ITT Arctic Services, Inc.	Delaware
ITT Avionics Systems International, Inc.	Delaware
ITT Canadian Enterprises, Ltd.	Canada
ITT Commercial Services, Inc.	Delaware
ITT Communications Support, Inc.	Delaware
ITT Communications Systems Division	N/A
ITT DCD Saudia Arabia Inc.	Delaware
ITT Defence Ltd.	United Kingdom
ITT Defense Division	N/A
ITT Defense Espana, S.L.	Spain
ITT Defense International, Inc.	Delaware
ITT Electronic Systems − Electronic Warfare Division	N/A
ITT Employment and Training Systems, Inc.	Delaware
ITT Federal Services Arabia Ltd.	Saudi Arabia
ITT Federal Services Corporation	Delaware
ITT Federal Services GmbH	Germany

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
ITT Federal Services International Corporation	Delaware
ITT Federal Services International, Ltd.	Cayman Islands
ITT FSC Investment Corporation	Delaware
ITT FSC Management Corporation	Delaware
ITT Gilfillan Division	N/A
ITT GNSS Solutions, Inc.	California
ITT INSYTE, Inc.	Florida
ITT Job Training Services, Inc.	Delaware
ITT Maintenance Services, GmbH	Germany
ITT Night Vision Division	N/A
ITT Power Solutions, Inc.	Massachusetts
ITT PowerSystems Corporation	Delaware
ITT Space Systems, LLC	Delaware
ITT Systems Division	N/A
ITT Systems & Sciences Corporation	Delaware
MBM Flexible Circuits Ltd.	United Kingdom
NexGen Communications LLC	Virginia
Research Systems, Inc.	Colorado	Visual Information Solutions
Research Systems International France SARL	France
Research Systems International UK Limited	United Kingdom
Research Systems Italia S.r.l	Italy
ITT VIS KK	Japan
Specialty Plastics, Inc.	Louisiana
Fluid Technology
AC Custom Pumps Division	N/A
Anadolu Flygt Pompa Sanayi Ve Ticaret	Turkey
AGJ Holding AB	Sweden
A.G. Johansons Metallfabrik AB	Sweden
Arrow Rentals Limited	Ireland
Avis Werberg GmbH	Austria
BEC Acquisition Corporation, Inc.	Delaware
Bombas Flygt de Venezuela	Venezuela
Bombas Goulds de Mexico S. de R.L. de C.V.	Mexico	Goulds
Bombas Goulds de Venezuela, C.A	Venezuela	Goulds
Bombas Goulds S.A.	Argentina	Goulds
BS Pumps Limited	United Kingdom
Comer S.R.L	Italy
Distribuidora Arbos, C.A	Venezuela
Faradyne Motors LLC	Delaware
Flowtronex Acquisition, Inc.	Delaware
Flowtronex PSI, Inc.	Nevada
Fluid and Water Technology India, Inc.	Delaware
Flygt Argentina S.A.	Argentina	Flygt
Flygt Hellas S.A.	Greece	Flygt
Flygt Portugal Technologia Agua do Ambiente	Portugal	Flygt
Goulds Pumps Administration	New York

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
Goulds Pumps Canada, Inc.	Canada	Goulds
Goulds Pumps Co., Ltd.	Korea	Goulds
Goulds Pumps, Incorporated	Delaware	Goulds
Goulds Pumps (IPG), Inc.	Delaware	Goulds
Goulds Pumps (Ireland), Limited	Ireland	Goulds
Goulds Pumps (NY), Inc.	New York	Goulds
Goulds Pumps (PA), Inc.	Delaware	Goulds
Goulds Pumps (Philippines), Inc.	Philippines	Goulds
GP Holding Company, Inc.	Delaware	Goulds
Grindex AB	Sweden
Innotec Water Management BV	Netherlands
ITT Bell & Gossett Division	N/A	Bell & Gossett
ITT Columbia Ltda	Columbia
ITT Corporation India Pvt. Ltd.	India
ITT EP (Nanjing)	China
ITT Fluid Technology Asia Pte Ltd.	Singapore
ITT Fluid Technology Corporation	Delaware
ITT Fluid Technology Division	N/A
ITT Fluid Technology International, Inc.	Delaware
ITT Fluid Technology International Pty Ltd.	Australia
ITT Fluid Technology International (Thailand), Ltd.	Thailand
ITT Fluid Technology S.A.	Chile
ITT BV Water & Wastewater Nederland	The Netherlands	Flygt
ITT Water & Wastewater Deutschland GmbH	Germany	Flygt
ITT Flygt S.A.S	France	Flygt
ITT Flygt SDC S.A.S	France	Flygt
ITT Water & Wastewater Italia S.R.L.	Italy	Flygt
ITT Flygt (Shenyang) Pumps, Ltd.	China	Flygt
ITT Goulds Benelux BV	The Netherlands	Goulds
ITT Grindex Pumps Division	N/A
ITT Industries Holding AB	Sweden
ITT Kobay Sdn BHD	Malaysia
ITT McDonnell & Miller Division	N/A	McDonnell & Miller
ITT Monitoring and Control, Inc.	Delaware
ITT Pure-Flo (UK), Ltd.	United Kingdom
ITT PCI Membranes Limited	United Kingdom
ITT Sanitaire, Ltd.	United Kingdom
ITT Standard Division (Heat Transfer)	N/A
ITT Water & Wastewater AB (Sweden)	Sweden
ITT Water & Wastewater Australia Limited	Australia
ITT Water & Wastewater Belgium BVBA
ITT Water & Wastewater Chile S.A.	Chile
ITT Water & Wastewater Danmark ApS	Denmark
ITT Water & Wastewater do Brazil Limitada S.A	Brazil
ITT Water & Wastewater Finland OY	Finland
ITT Water & Wastewater Florida LLC	Delaware
ITT Water & Wastewater Hong Kong Limited	Hong Kong

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
ITT Water & Wastewater Hungry Kft.	Hungary
ITT Water & Wastewater Indiana LLC	Delaware
ITT Water & Wastewater Ireland Ltd.	Ireland
ITT Water & Wastewater Korea Col, Ltd.	Korea
ITT Water & Wastewater Leopold, Inc.	Delaware
ITT Water & Wastewater Lituanica	Lithuania
ITT Water & Wastewater Mexico S. de R.L. de C.V	Mexico
ITT Water & Wastewater New Zealand Limited	New Zealand
ITT Water & Wastewater Norway SA	Norway
ITT Water & Wastewater Osterreich GmbH	Austria
ITT Water & Wastewater Peru S.A	Peru
ITT Water & Wastewater Polska Sp. Zoo	Poland
ITT Water & Wastewater Projects Limited	United Kingdom
ITT Water & Wastewater South Africa (PTY) Ltd.	South Africa
ITT Water & Wastewater UK Ltd.	United Kingdom
ITT Water & Wastewater U.S.A., Inc	Delaware
ITT Water Technology Delaware, Inc.	Delaware
ITT Water Technology Holdings, Inc.	Delaware
ITT Water Technology, Inc.	Delaware
ITT Water Technology, Inc. (Canada)	Canada
ITT Water Technology International, Inc.	Delaware
ITT Water Technology Mexico S. de R.L. de C.V.	Mexico
ITT Water Technology Texas Holdings, Inc.	Delaware
ITT Water Technology (TX) LP	Delaware
ITT Wellpoint S.r.l	Italy
Leopold Holding Corp.	Delaware
Lowara Deutschland GmbH	Germany	Lowara
Lowara France S.A.S	France	Lowara
Lowara (Ireland) Limited	Ireland	Lowara
Lowara Nederland BV	The Netherlands	Lowara
Lowara Portugal	Portugal	Lowara
Lowara S.r.l	Italy	Lowara
Lowara UK Limited	United Kingdom	Lowara
Lowara Vogel Polska Co. Ltd.	Poland
Nanjing Goulds Pumps Ltd.	China	Goulds
PCI Membrane Inc.	Delaware
Portacel, Inc.	Delaware
PT Sam McCoy	Indonesia
Pumpenfabrik Ernst Vogel GmbH	Austria	Vogel
Pure-Flo Cotter Division	N/A
Pure-Flo LLC	Delaware
Pure-Flo Precision Division	N/A
Pure Water — C’Treat	N/A
Pure Water — Wet Division	N/A
Robot Pumps BV	The Netherlands
Sam McCoy Engineering Pte Ltd.	Singapore
Sam McCoy Engineering SDN BHD	Malaysia

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
Sam McCoy Manufacturing SDN BHD	Malaysia
Sanitaire Division	N/A	Sanitaire
Shanghai Goulds Pumps Co. Ltd.	China
SRP Acquisition Corp.	Delaware
Tecnicas de Filtracion Bombeo S.A.	Spain
Vogel Pumpen Drv	Hungary
WEDECO AG	Germany
WEDECO AVP Pty Ltd.	Australia
WEDECO B.V	The Netherlands
WEDECO GmbH	Germany
WEDECO GmbH	Switzerland
WEDECO Limited	United Kingdom
WEDECO Ltda.	Brazil
WEDECO Rex S.R.L	Spain
WEDECO Sp. z.o.o	Poland
WEDECO Sung Jin Ltd.	South Korea
WEDECO S.r.l	Italy
WEDECO Visa GmbH	Austria
1448170 Ontario Ltd.	Canada
Motion & Flow Control
Air-Dro Cylinders, Inc.	Alabama
Ameritool Manufacturing, Inc.	New York
BIW Division	N/A
BVE Control GmbH	Germany
CableCom Electronics (Shenzhen) Co., Ltd.	China
ITT Hong Kong Limited	Hong Kong
Cleveland Motion Controls, Inc.	Ohio
Cleveland Motion Controls Ltd.	United Kingdom
Cleveland Motion Controls GmbH	Germany
Compact Automation Products LLC	Delaware
Enidine Incorporated	Delaware	Dynact
Enidine GmbH	Germany
Enidine (Hangzhou) Co., Ltd.	China
Enidine Co., Ltd. Kabushiki Kaisha	Japan
Enidine United Kingdom Limited	United Kingdom
Enidine Trading Company GmbH	Germany
Evolutionary Concepts, Inc.	California
Flojet Division	N/A
Flojet (Europe) Limited	England
Great American Gumball Corporation	California	ITT Cannon Santa Clara
Hydro Air Industries Division	N/A
Electro-Pneumatic Innovations
Hydro-Line, Inc.	Delaware	Midland Pneumatic
IMC Controls Holding, Inc.	Delaware
International Motion Control Inc.	Delaware
International Motion Control (China), Ltd.	Delaware

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
ITT Aerospace Controls Division	N/A
ITT Aerospace Controls LLC	Delaware
ITT Automotive Europe GmbH & Co. KG	Germany	ITT Cannon/MobileCom, ITT Cannon RF Products, ITT Interconnect
ITT Cannon Division	N/A	Solutions
ITT Cannon Electronic (Shenzhen) Co., Ltd.	China
ITT Cannon GmbH	Germany
ITT Cannon International, Inc.	Delaware	ITT Cannon/Network Systems & Services
ITT Cannon, Ltd.	Japan
ITT Cannon Mexico, Inc.	Delaware
ITT Cannon de Mexico S.A. de C.V.	Mexico
ITT Cannon Veam Italia S.r.l.	Italy
ITT Cannon (Zhenjiang) Electronics, Ltd.	China
ITT Cannon (Hong Kong) Ltd.	Hong Kong
ITT Flow Control Limited	United Kingdom
ITT Industries Friction, Inc.	Delaware
ITT Italia S.r.l	Italy
ITT Industries Vermoegensverwaltungs GmbH	Germany
ITT Koni America LLC	Delaware
ITT Power Holding BV	The Netherlands
ITT VEAM LLC	Delaware
Jabsco GmbH	Germany	Jabsco
Jabsco Marine Italia S.r.l	Italy
Jarret, Inc.	Pennsylvania
Jinco Holdings, Inc.	Delaware
Jinco Products, Inc. (Korea)	Korea
Kaliburn, Inc.	South Carolina, USA
Koni B.V	The Netherlands	Koni
Bright Banner Limited	United Kingdom
Totton Holdings Limited	United Kingdom
Totton Pumps Limited	United Kingdom
Koni France	France	Koni
Midland Pneumatic Limited	United Kingdom
Nee Controls, Inc.	Delaware
NHK Jabsco	Japan	Jabsco
Rule Industries, Inc.	Massachusetts	Rule
TEC Electrical Components Ltd.	United Kingdom
Other
Admiral Corporation	Florida	Admiral
Bolton Insurance Company	New York
Carbon Fuel Company	West Virginia	Carbon
Carbon Industries, Inc.	West Virginia
Computer & Equipment Leasing Corporation	Wisconsin
Corporp A&F, Inc.	Delaware

	JURISDICTION IN	NAME UNDER WHICH
NAME	WHICH ORGANIZED	DOING BUSINESS
Howard Corporation	North Carolina
International Standard Electric Corporation	Delaware
ITT AES Enterprises, Inc.	Delaware
ITT Automotive Enterprises, Inc.	Delaware
ITT Benefits Management, Inc.	Delaware
ITT Canada Company	Nova Scotia
ITT Canada Investment L.P.	Canada
ITT Community Development Corporation	Delaware
ITT Delaware Investments, Inc.	Delaware
ITT France SAS	France
ITT German Holding BV	Germany
ITT Gesellschaft für Beteiligungen mbH	Germany
ITT Industriebeteiligungsgesellschaft mbH	Germany
ITT Industries Asset Management, Inc.	Delaware
ITT Industries Canada LP	Canada
ITT Industries (China) Investment Company, Limited	China
ITT Industries German Asset Management GmbH	Germany
ITT Industries German Holding GmbH	Germany
ITT Industries GmbH	Germany
ITT Industries Holding SARL	Luxembourg
ITT Industries Limited	United Kingdom
ITT Industries Luxembourg SARL	Luxembourg
ITT Industries Management GmbH	Germany
ITT Industries SARL	Luxembourg
ITT Industries UK Holdings Ltd.	United Kingdom
ITT International SARL	Luxembourg
ITT Manufacturing Enterprises, Inc.	Delaware
ITT Netherlands Holdings B.V	The Netherlands
ITT Power Holdings B.V	The Netherlands
ITT Remediation Management, Inc.	Delaware
ITT Resource Development Corporation	Delaware
ITT Transportation Distribution Services Division	N/A
Kentucky Carbon Corporation	West Virginia
Palm Coast, Inc.	Florida
Palm Coast Construction Company	Florida
Palm Coast Home Realty, Inc.	Florida
ITT Land Corporation	Florida
Palm Coast Engineering and Design Services, Inc.	Florida
Paul N. Howard Company	North Carolina
Sunsport Recreation, Inc.	Florida
Winifrede Railroad Corporation	West Virginia
4202988 Canada Ltd.	Canada

Note:	The names of certain subsidiaries have been omitted since, considered in the aggregate, they would not constitute a “significant subsidiary” as of the end of the year covered by this report.